SCHEDULE 14A INFORMATION

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Total Income+ Real Estate Fund

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December 29, 2015

Dear Shareholders,

I am writing to inform you of the upcoming special meeting of the shareholders of Total Income+ Real Estate Fund, a non-diversified, closed-end management investment company operating as an interval fund organized as Delaware statutory trust (the “Fund”).

The meeting is scheduled to be held at 80 Arkay Drive, Hauppauge, NY 11788, on January 28, 2016 at 10:00 am. It is very important that you read this letter and proxy statement carefully. Your vote is very important.

The principal purpose of the meeting is to seek your approval of two proposals. First, on behalf of the Board of Trustees (the “Board” or the “Trustees”), we are pleased to provide you our recommendation regarding the proposal to approve the proposed investment sub-advisory agreement (the "Sub-Advisory Agreement") with respect to the Fund, by and between Bluerock Fund Advisor, LLC (“Bluerock”) and RREEF America L.L.C. (“RREEF”). Approval of the Sub-Advisory Agreement would allow RREEF to serve as an investment sub-advisor for the publicly traded securities held by the Fund. It is important to note that RREEF will be paid directly by Bluerock rather than the Fund, and this arrangement will not cause the fees charged to shareholders by the Fund to increase in any way. Through the addition of a dedicated sub-advisor for the publicly traded securities, the Fund seeks to deliver above market risk-adjusted returns from its publicly traded real estate investment component. Shareholders of the Fund are being asked to approve the proposed Sub-Advisory Agreement.

We note that Mercer Investment Management, Inc. (“Mercer”) will remain in its current role as sub-advisor on the Fund’s private real estate investments.

Background

Over the last six months, as the Fund’s assets under management (“AUM”) approached (and now exceed) $220 million, the Board, in conjunction with Bluerock and Mercer, thought the timing was appropriate to retain a sub-advisor for the publicly traded securities portion of the portfolio. Currently, the Fund’s investments in the public real estate sector are being completed through the use of institutional public real estate investment funds, which are selected by Bluerock with the assistance of Mercer. A comprehensive search was conducted and a number of potential sub-advisors were evaluated. Our due diligence concluded that RREEF’s proposed customized investment strategy, which will be unique to the Fund, was the most likely to enable the Fund to accomplish its goal of generating higher risk-adjusted returns with lower volatility across changing market cycles.

RREEF has one of the largest, and most sophisticated public real estate investment teams in the world, with enhanced trading capabilities and the resources necessary to implement the Fund’s proposed customized strategy. While we envision a U.S. focused strategy at the start, RREEF’s strong global team will enable the Fund to invest tactically in global opportunities as well, where and if appropriate. Bluerock and Mercer believe that the direct oversight of the Fund’s public real estate portfolio by RREEF will better serve the Fund and its shareholders.

About RREEF

RREEF has a 40 year investment heritage and is a subsidiary of Deutsche Bank Americas Holdings Corp., which is a wholly owned subsidiary of Deutsche Bank AG, a publically traded German bank. RREEF is a part of Deutsche Asset &

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Wealth Management, which is one of the largest alternative investment managers in the world (according to DB Research reports as of September 30, 2015). Founded in 1975, RREEF has a long tenure as manager of real estate assets across the private and public investment spectrum and across the globe. As of the second quarter of 2015, RREEF had more than $50 billion in assets under management covering 465 institutional clients.

Approval of Trustee

For the other proposal, shareholders are being asked to elect Clayton Hosterman to the Board. Mr. Hosterman was previously elected by the Board in May of 2014 and has served as a member of the Board since that time. The Investment Company Act of 1940 Act, as amended, and the Fund’s bylaws require a certain percentage of the Trustees to have been elected by shareholders. To ensure future compliance with this requirement, the Board now is requesting that shareholders elect Mr. Hosterman as a Trustee.

The Board unanimously recommends that the shareholders vote “FOR” for each of the two proposals.

Approvals Required

Attached for your review is the Notice of Special Meeting of Shareholders and Proxy Statement. Please respond at your earliest convenience to help us avoid potential delays and additional expense to solicit votes.

You may authorize your proxy by completing, signing and dating the enclosed proxy card and returning it as soon as possible in the postage pre-paid reply envelope provided. You may also authorize a proxy through the Internet, via fax, or by calling a toll-free telephone number, by following the procedures described in the attached proxy statement. Submitting your proxy card or authorizing a proxy via the Internet, via fax, or via telephone will ensure that your shares will be represented at the meeting and voted in accordance with your wishes. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 866-388-7535.

We encourage you to read the accompanying materials carefully, and thank you in advance for your continued support.

Sincerely,

Ramin Kamfar

R. Ramin Kamfar

Chairman

Total Income+ Real Estate Fund

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Total Income+ Real Estate Fund

Principal Executive Offices

712 Fifth Avenue, 9th Floor

New York, NY 10019

1-888-459-1059

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 28, 2016

Dear Shareholders:

The Board of Trustees of the Total Income+ Real Estate Fund, a continuously offered, non-diversified, closed-end management investment company operating as an interval fund organized as Delaware statutory trust (the “Trust” or the “Fund”), has called a special meeting of the Fund’s shareholders, to be held at the offices of Gemini Fund Services, 80 Arkay Drive, Hauppauge, NY, on January 28, 2016 at 10:00 a.m., for the following purposes:

Proposals	Recommendation of the Board of Trustees
1. To elect Clayton Hosterman to the Board of Trustees of the Trust.	FOR
2. To approve a new investment sub-advisory agreement (the "Sub-Advisory Agreement") by and between Bluerock Fund Advisor, LLC and RREEF America L.L.C., with respect to the Fund.	FOR
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	-

Shareholders of record at the close of business on December 23, 2015 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 28, 2016.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Sub-Advisory Agreements) and Proxy Voting Ballot are available at Proxyonline.com/docs/totalincomere.pdf

By Order of the Board of Trustees

Michael Konig, Esq., Secretary

December 29, 2015

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 866-388-7535.

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Total Income+ Real Estate Fund

with its principal offices at

712 Fifth Avenue, 9th Floor

New York, NY 10019

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 28, 2016

at 10:00 a.m.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Total Income+ Real Estate Fund (the “Trust” or the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Gemini Fund Services, 80 Arkay Drive, Hauppauge, NY 11788, on January 28, 2016 at 10:00 a.m., and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about December 30, 2015.

Proposals
1. To elect Clayton Hosterman to the Board of Trustees of the Trust.
2. To approve a new investment sub-advisory agreement (the "Sub-Advisory Agreement") by and between Bluerock Fund Advisor, LLC (“Bluerock” or the “Adviser”) and RREEF America L.L.C. (“RREEF”), with respect to the Fund.
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 23, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by sending a written request to the Fund, c/o Gemini Fund Services, 80 Arkay Drive Hauppauge, NY 11788 or by calling 1-888-459-1059 or online at: www.bluerockfunds.com.

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PROPOSAL I

SHAREHOLDER ELECTION OF Trustee

In this proposal, shareholders of the Fund are being asked to elect Clayton Hosterman to the Board of the Trust. Mr. Hosterman was elected to the Board by the then existing Trustees (including all the Independent Trustees) to serve an indefinite term or until the next meeting of the Trust’s shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. The 1940 Act and the Trust’s bylaws require a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. To ensure future compliance with this requirement, the Board now proposes to have shareholders elect Mr. Hosterman as a Trustee.

Mr. Hosterman was nominated for election to the Board by the Independent Trustees and the Board, together with the Independent Trustees, unanimously approved Mr. Hosterman’s nomination on May 20, 2014, effective as of that date. After consideration of all relevant factors, the Board determined that Mr. Hosterman should be considered an Independent Trustee. Even if he is not elected by shareholders, Mr. Hosterman will continue to serve in his current capacity pursuant to his election to the Board.

Information about Clayton Hosterman

Below is information about Mr. Hosterman and the attributes that qualify him to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of Mr. Hosterman makes him highly qualified to serve as a Trustee.

The Board believes that Mr. Hosterman is qualified to serve as a Trustee because of his extensive professional experience and expertise in product distribution, new business development and marketing.

Mr. Hosterman currently serves as the Director of Business Development for Sage Software, Inc., which provides accounting, ERP, HR, payroll, asset management, and payment solutions for businesses. Mr. Hosterman previously was a Principal at Treasurer’s Choice Processing from 2013 to 2015, where he acted as the Director of Business Development for Banking, Accounting and Reseller Partners. He previously served as a Senior Vice President at Merchant E-Solutions, Inc., a payment solutions company incorporated in Delaware, from 2012-2013. From 2006-2012, Mr. Hosterman was employed at JPMorgan Chase, serving as Group Manager for the Chase Paymentech division, which was responsible for the company’s payment processing and merchant acquiring business. While serving at Chase Paymentech, Mr. Hosterman built and lead sales teams, helped open new sales channels, and negotiated profitable partnership agreements with banks and independent sales organizations.

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Mr. Hosterman received a B.A. in Economics from Trinity University. He also graduated from Southern Methodist University’s Edwin L. Cox Southwestern Graduate School of Banking in 2012.

Additional information about Mr. Hosterman is set forth in the following table:

Name, Address,* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by the Trustee During the Last Five Years
Clayton Hosterman, 48	Trustee	Since 2014	Director of Business Development for Sage Software, Inc. (2015-present);_ Principal and Director of Business Development for Banking, Accounting and Reseller Partners, Treasurer’s Choice Processing (2013- 2015); Senior Vice President, Merchant E-Solutions, Inc. (2012- 2013); Group Manager, JPMorgan Chase -Paymentech (2006-2012).	2	Total Income+ Mortgage Fund (2015-present).

* The address for the Trustee listed above is c/o Gemini Fund Services, LLC 80 Arkay Drive, Hauppauge, NY 11788.

** The term of office for the Trustee listed above is indefinite.

*** The term “Fund Complex” refers to the Total Income+ Real Estate Fund and the Total Income+ Mortgage Fund.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS

Independent Trustees

The following table provides information regarding the Independent Trustees of the Trust who are not up for election at the Meeting:

Name, Address,* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by the Trustee During the Last Five Years
Bobby Majumder, 46	Trustee	Since 2012	Partner, Perkins Coie LLP (2013 - Present); Partner, K&L Gates LLP (2005 – 2013).	2	Total Income+ Mortgage Fund (2015-present); Bluerock Residential Growth REIT , Inc. (2009 – Present).
Romano Tio, 54	Trustee	Since 2012	Co-Founder and Managing Director, RM Capital Management LLC (2009 – Present).	2	Total Income+ Mortgage Fund (2015-present). Bluerock Residential Growth REIT,
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Inc. (2009 – Present)

* The address for the Trustees listed above is c/o Gemini Fund Services, LLC 80 Arkay Drive, Hauppauge, NY 11788.

** The term of office for each Trustee listed above is indefinite.

*** The term “Fund Complex” refers to the Total Income+ Real Estate Fund and the Total Income+ Mortgage Fund.

Interested Trustees and Officers

The following table provides information regarding the interested Trustees and Officers of the Trust:

Name, Address,* and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by the Trustee During the Last Five Years
Ramin Kamfar, 52	Trustee	Since 2012	Chairman, Bluerock Real Estate, LLC (2002 – Present).	2	Total Income+ Mortgage Fund (2015-present); Bluerock Residential Growth REIT (2008 – Present).
James Babb, 50	Trustee	Since 2012	Senior Managing Director, Bluerock Real Estate, LLC (2007 – Present).	2	Total Income+ Mortgage Fund (2015-present); Bluerock Residential Growth REIT (2009 – 2014).
Jordan Ruddy, 51	President	Since 2013	President Bluerock Real Estate, LLC (2002 - Present).	n/a	n/a
Jerry Novack, 59	Treasurer	Since 2012	Chief Financial Officer, Bluerock Real Estate, LLC (2002 – Present).	n/a	n/a
Michael Konig, 54	Secretary	Since 2012	Attorney / General Counsel, Bluerock Real Estate, LLC (2005 – Present).	n/a	n/a
Mark Marrone, 46	Chief Compliance Officer	Since 2012	Senior Compliance Officer, Northern Lights Compliance Services, LLC (2009 – Present).	n/a	n/a

* The address for the Trustees and Officers listed above is c/o Gemini Fund Services, LLC 80 Arkay Drive, Hauppauge, NY 11788.

** The term of office for each Trustee listed above is indefinite.

*** The term “Fund Complex” refers to the Total Income+ Real Estate Fund and the Total Income+ Mortgage Fund.

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Trustee Qualifications

The Trust has concluded that each Trustee is competent to serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Majumder should serve as a Trustee based on his experience as a partner at the law firm of Perkins Coie, where he specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests.

The Trust has concluded that Mr. Hosterman should serve as a Trustee. See the section titled “Information About Clayton Hosterman” for more information on Mr. Hosterman’s qualifications to serve as a Trustee.

The Trust has concluded that Mr. Tio should serve as a Trustee because his experience serving as a Managing Director of the commercial real estate-related departments of several investment firms has given him strong understanding of the commercial real estate and distressed real estate markets. Prior to serving in these executive positions, Mr. Tio has been involved in real estate investment, financing, sales and brokerage for 25 years.

The Trust has concluded Mr. Kamfar should serve as a Trustee based on his over 25 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, public and private financings, and retail operations. Through his experience, Mr. Kamfar has developed institutional knowledge and industry expertise. He also possesses deep corporate finance and operational experience from both the perspective of an investment banker and of an executive.

The Trust has concluded that Mr. Babb should serve as a Trustee based on his deep real estate acquisition, management, financing and disposition experience. Mr. Babb has been involved exclusively in these disciplines for more than 25 years and primarily on behalf of investment funds since 1992. From August 2003 to July 2007, Mr. Babb also founded his own principal investment company, Bluepoint Capital, LLC, a private real estate investment company focused on the acquisition, development and/or redevelopment of residential and commercial properties.

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Trustee Ownership

The following table shows the dollar range of the Fund shares beneficially owned by Mr. Hosterman and the other Trustees as of November 30, 2015:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
James Babb	None	None
Clay Hosterman*	None	None
Bobby Majumder	None	None
Ramin Kamfar	Over $100,000	Over $100,000
Romano Tio	None	None

Trustee Compensation

Each Trustee who is not affiliated with the Trust or Bluerock will receive a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended September 30, 2015:

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
James Babb	$0	None	None	$0
Clay Hosterman	$10,000	None	None	$10,000
Bobby Majumder	$10,000	None	None	$10,000
Ramin Kamfar	$0	None	None	$0
Romano Tio	$10,000	None	None	$10,000

Board Leadership Structure

The Trust is led by Mr. Ramin Kamfar, who has served as the Chairman of the Board since the Trust was organized in 2012. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the chair of the Audit Committee, and, as an entity, the full Board of Trustees,

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provide effective leadership that is in the best interests of the Trust and each shareholder. The Board met 4 times during the fiscal year ended September 30, 2015.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed. In addition to the regular quarterly meetings, the Board holds special meetings for any purpose at any time when called by the Chairman of the Board or the President or any Vice President or any Secretary or any two (2) Trustees.

Board Oversight of Risk

The Board is comprised of five trustees, three of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Board Committees

The Board has established an Audit Committee that consists of Bobby Majumder, Clayton Hosterman and Romano Tio. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee meets to consider nominees as is necessary or appropriate. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2015, the Audit Committee held 4 meetings.

Trust does not have a formal Nominating Committee, but the Independent Trustees perform the duties of a Nominating Committee when and if necessary to evaluate the qualifications of candidates to the Board. The Independent Trustees are responsible for seeking

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and reviewing nominee candidates for consideration as Trustees as is from time to time considered necessary or appropriate. The Independent Trustees review all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” the election of the Clayton Hosterman to the Board of Trustees.

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PROPOSAL II

APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN BLUEROCK FUND ADVISOR, LLC AND RREEF AMERICA L.L.C. WITH RESPECT TO THE FUND

Introduction and Background

Bluerock has served as the Fund’s investment adviser since the Fund commenced operations on October 22, 2012. Subject to the supervision and oversight of the Board, Bluerock is responsible for managing the Fund in accordance with the Fund’s investment objective and policies. The Fund pursues its investment objective utilizing a multi-strategy and multi-manager approach, primarily investing in a strategic combination of “best in class’ institutional private equity real estate and institutional public real estate investment funds, as further described in the Fund's Prospectus dated as of February 1, 2015.

As the Fund’s investment adviser, Bluerock has the ability to delegate day-to-day portfolio management responsibilities to sub-advisers, and is responsible for making recommendations to the Board with respect to the hiring and termination of the Fund's sub-advisers. Mercer Investment Management, Inc. (“Mercer”) currently serves as the Fund’s only sub-adviser and provides ongoing research and recommendations to Bluerock regarding the selection of investments for the Fund. Mercer currently provides these services for the Fund’s entire portfolio.

At a meeting of the Board on October 19, 2015, upon the recommendation of Bluerock and after careful consideration, the Trustees approved a Sub-Advisory Agreement between Bluerock and RREEF with respect to the Fund. Pursuant to the proposed Sub-Advisory Agreement, RREEF would be added as a sub-adviser to the Fund and be responsible for the day-to-day management of a portion of the Fund’s portfolio that is delegated to RREEF by Bluerock.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that advisory and sub-advisory agreements be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the proposed New Sub-Advisory Agreement to permit RREEF to serve as a sub-adviser to the Fund.

Currently, the Fund’s investments in the public real estate sector are being completed through the use of institutional public real estate investment funds; however, if the proposed Sub-Advisory Agreement is approved by shareholders, Bluerock’s desire is to have RREEF begin managing the portion of the Fund’s public real estate portfolio though investments made directly, rather than though institutional public real estate investment funds. RREEF, a registered investment adviser under the Investment Adviser’s Act of 1940, as amended, has more than $65 billion in assets under management as of the second quarter of 2015 and was identified by Bluerock and Mercer as the best candidate for this role due to RREEF’s expertise in the public real estate market and willingness to provide a custom investment program for the Fund. Bluerock and Mercer believe that the direct management of the Fund’s public real estate portfolio by RREEF will better serve the Fund and its shareholders.

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Approval of the Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The effective date of the Sub-Advisory Agreement will be the date that Fund assets are first allocated to RREEF for its management, which will only occur if the Sub-Advisory Agreement is approved by shareholders.

The proposed changes do not affect the Fund’s total advisory fees or its investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Fund’s investment objectives, policies or restrictions at this time. Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Sub-Advisory Agreement.

If the Sub-Advisory Agreement is not approved, the Board and Bluerock will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

The Current Advisory Agreement

Bluerock Fund Advisors, LLC, located at 712 Fifth Avenue, 9th Floor, New York, NY 10019, currently serves as the Fund's investment advisor. Bluerock is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a Delaware limited liability company formed on May 11, 2012, for the purpose of advising the Fund.

Pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”), Bluerock is responsible for carrying out the investment and reinvestment of the net assets of the Fund, furnishing a continuous investment program with respect to the Fund, and determining which securities should be purchased, sold or exchanged. In addition, Bluerock supervises and provides oversight of the Fund's service providers, furnishes to the Fund office facilities, equipment and personnel for servicing the management of the Fund, and compensates all Bluerock personnel who provide services to the Fund. Under the Advisory Agreement, Bluerock may delegate any or all of the responsibilities, rights or duties to the Fund to one or more sub-advisers. As compensation for such services under the Advisory Agreement, the Fund has agreed to pay Bluerock a monthly advisory fee computed at the annual rate of 1.50% of the average daily net assets of the Fund.

Bluerock has also entered into an Expense Limitation Agreement pursuant to which it has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 1.75%, 2.50%, and 1.50% per annum of the Fund's average daily net assets attributable to Class A, Class C, and Class I shares, respectively (the “Expense Limitation”). Bluerock may be reimbursed in the amount of any fees waived or paid pursuant to the expense limitation agreement and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until February

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1, 2016, unless and until the Board approves its modification or termination and may be renewed at Bluerock’s and the Board's discretion.

During the year ended September 30, 2015, the Fund incurred aggregate advisory fees pursuant to the Advisory Agreement of $2,115,419, of which $661,059 was waived by Bluerock pursuant to the Expense Limitation Agreement. After fee waiver, for the year ended September 30, 2015, Bluerock received net advisory fees from the Fund equal to approximately 1.1% of the Fund’s average daily net assets of the Fund.

The Advisory Agreement was most recently renewed by the Board at a meeting held on November 19, 2015 and was approved by the Fund’s sole shareholder on October 22, 2012.

The Sub-Advisory Agreement

Pursuant to the Sub-Advisory Agreement, Bluerock would delegate to RREEF the responsibility to manage a portion of the Fund’s assets. Bluerock has not determined the percentage of the Fund’s assets that would be allocated to RREEF initially or from time to time thereafter, but expects that such amount allocated would initially be less than 20% of the Fund’s portfolio. As compensation for its services provided under the Sub-Advisory Agreement, Bluerock, at its own expense, would pay RREEF sub-advisory fees based on the following fee schedule: 0.60% on the first $50 million of assets managed by RREEF; 0.55% on the next $50 million of assets managed by RREEF; and 0.50% of assets managed by RREEF over $100 million. Because Bluerock pays RREEF out of its own fees received from the Fund, there is no “duplication” of advisory fees paid and the approval of RREEF as sub-adviser to a portion of the Fund cause no increase in advisory fees to the Fund and its shareholders.

The effective date of the Sub-Advisory Agreement will be the date that Fund assets are first allocated to RREEF for its management. The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Sub-Advisory Agreement automatically terminates on assignment and also may be terminated at any time, without the payment of a penalty by: (i) the vote of a majority of the Trustees of the Trust or the vote of a majority of the outstanding voting securities of the Fund on not less than 30 days written notice to RREEF, (ii) Bluerock on not less than 30 days written notice to RREEF, or (iii) RREEF on not less than 90 days written notice to the Bluerock and the Trust.

RREEF would not be liable to Bluerock or the Fund, under the terms of the Sub-Advisory Agreement, for any mistake of judgment, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties in the performance of RREEF’s duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Proxy Statement of the Sub-Advisory Agreement is only a summary.

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Fee Comparison

During the year ended September 30, 2015, the Fund incurred aggregate advisory fees pursuant to the Advisory Agreement of $2,115,419, of which $661,059 was waived by Bluerock pursuant to the Expense Limitation Agreement. After fee waiver, for the year ended September 30, 2015, Bluerock received net advisory fees from the Fund equal to approximately 1.1% of the Fund’s average daily net assets of the Fund.

Had the Sub-Advisory Agreement with RREEF been in place during the year ended September 30, 2015, the aggregate and net fees paid by the Fund (and its shareholders) for advisory services would not have differed from the actual fees incurred, as any fees that would be paid to RREEF are paid by Bluerock and not the Fund. The proposed Sub-Advisory Agreement with RREEF will not result in any increase in the rate of the advisory fees paid by the Fund to Bluerock.

For the fiscal year ended September 30, 2015, Bluerock paid no fees to RREEF with respect to the Fund. As noted above, Bluerock has not determined the percentage of the Fund’s assets that would be allocated to RREEF initially or from time to time thereafter. Had the Sub-Advisory Agreement been in effect during the year ended September 30, 2015 and, for the purposes of this hypothetical only, assuming that 20% of the Fund’s portfolio was allocated to RREEF for its management for the entire year, Bluerock would have paid approximately $169,234 to RREEF for the year ended September 30, 2015. However, even in this hypothetical situation, the fees paid by the Fund would not increase.

Information Concerning RREEF

RREEF is a limited liability company organized under the laws of the State of Delaware and located at 222 S. Riverside Plaza, 24th Floor, Chicago, Illinois 60606. RREEF is a wholly-owned subsidiary of Deutsche Bank Americas Holdings Corp., located at 60 Wall Street, New York, NY 10005, which is a wholly owned subsidiary of Deutsche Bank AG, a publically traded German bank, located at 60 Wall Street, New York, NY 10005. The names, titles, addresses, and principal occupations of the principal executive officers of RREEF are set forth below:

Name and Address*:	Title:	Principal Occupation:
Bryan Dejonge	Chief Financial Officer	Chief Financial Officer of RREEF
Pierre Cherki	Global Chief Executive Officer	Global Chief Executive Officer of RREEF
Michelle S. Goveia-Pine	Chief Compliance Officer	Chief Compliance Officer of RREEF
Raymond Michael Luciano	Chief Operating Officer	Chief Operating Officer of RREEF
Berit Block	Chief Legal Officer	Chief Legal Officer of RREEF

* Each officer address is in care of RREEF, 222 S. Riverside Plaza, 24th Floor, Chicago, Illinois 60606.

Similar Investment Companies Advised by RREEF. RREEF has advised the Fund that it does not act as an investment sub-advisor for any registered investment company having investment objectives and policies similar to those it will be managing for the Fund.

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Evaluation by the Board of Trustees

At a meeting of the Board on October 19, 2015, the Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), deliberated whether to approve the Sub-Advisory Agreement with RREEF. In determining to approve the Sub-Advisory Agreement, the Trustees considered written materials provided by RREEF and Bluerock (the “Report”) that had been provided to the Board prior to the meeting. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Board reviewed the materials provided by the RREEF related to the proposed Sub-Advisory Agreement between the Bluerock and RREEF. With respect to the nature, extent and quality of services provided, the Board reviewed RREEF’s Form ADV, a review of the experience of professional personnel performing services for the Fund, a description of the manner in which investment decisions are made for the Fund by RREEF, a description of the investment advisory services to be provided by RREEF, and a certification from RREEF certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that RREEF has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

The Board considered that RREEF is being recommended by Bluerock specifically to assist the Adviser in selecting investments for the portion of the Fund’s portfolio dedicated to publicly-traded securities. The Board took into account that RREEF is not managing real estate directly, but rather is selecting securities that are managed by other investment managers that directly manage real estate. The Board considered that RREEF has an extensive track record providing real estate investment and advisory services to various pooled investment vehicles, including private funds, registered investment companies and other collective investment funds, and direct advisory services to a variety of clients, with over $8.7 billion in assets under management as of June 30, 2015. The Board considered the relative sophistication and techniques employed by RREEF in designing and executing investment strategies for its other clients and the degree of strategy customization available to the Fund. The Board also considered that RREEF has not experienced any recent material compliance issues. The Board then concluded that RREEF had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement.

Performance. The Board considered that RREEF will provide investment advice to a limited portion of the Fund’s portfolio allocated to publicly-traded real estate securities. The Board noted that the Fund may receive bespoke investment advice from RREEF that may not correlate to investment advice rendered for any other account or portfolio managed by RREEF. The Board considered that RREEF had submitted a track record of investment returns for another U.S. real-estate based investment fund advised by RREEF, as compared to a benchmark index (MSCI U.S. REIT Index) for various periods dating to December 31, 1999, and found the returns to be comparable to the benchmark. The Board also considered the performance returns of composite domestic and global real-estate accounts as compared to their benchmark indices and found those returns to be in the range of the index returns. The Board concluded that the overall

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performance of RREEF was satisfactory and that the Fund’s relationship with RREEF could be expected to benefit shareholders.

Fees and Expenses. The Board then discussed the fees paid to RREEF. The Board considered that RREEF’s fee ranged from 0.60% of the average daily value of the assets under management and scaled downward depending on the applicable breakpoint and level of assets. The Board considered the quality of services to be provided by RREEF and the level of fees charged by RREEF to other accounts, taking into account the nature and size of those accounts as compared to the portion of the Fund allocated to RREEF and the level of active management and personalized service the Fund could expect to receive from RREEF. The Board noted that Bluerock would pay RREEF from its advisory fee and that RREEF would not be paid by the Fund directly. The Board concluded that based on RREEF’s experience, expertise, and services to be provided to the Fund, that the fees to be charged by RREEF were reasonable and in the best interests of the Fund and its shareholders.

Economies of Scale. The Board considered whether economies of scale would be present in the Sub-Advisory Agreement and whether such arrangement permits for the potential realization of any further economies of scale. The Board noted that RREEF has agreed to breakpoints in its fee above certain asset levels and concluded that while such breakpoints appeared reasonable, economies of scale would be best evaluated at the Fund, rather than sub-advisory level.

Conclusion. The Board, having requested and received such information from RREEF as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, found that approval of the Sub-Advisory Agreement between Bluerock and RREEF for an initial two-year term is in the best interests of the Fund and its shareholders. The Board noted that in considering the Sub-Advisory Agreement, it did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances, and that each Trustee may have afforded a different weight to different factors.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Sub-Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end investment management company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on May 25, 2012. The Trust’s principal executive offices are located at 712 Fifth Avenue, 9th Floor New York, NY 10019, and its telephone number is 1-888-459-1059. The Board supervises the business activities of the Fund. Like other funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Bluerock as the Fund’s investment adviser, located at 712 Fifth Avenue, 9th Floor, New York, NY 10019 and Mercer as the Fund’s investment sub-adviser, which is located at 99 High Street, 8th Floor, Boston, MA 02110. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.  Northern Lights Compliance Services, LLC provides compliance services to the Fund.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed Sub-Advisory Agreement and for election of Mr. Hosterman as Trustee, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 8,153,391.7 shares (4,877,249.32 Class A Shares, 1,979,319.49 Class C Shares and 1,296,822.89 Class I Shares) of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

Approval of Proposal I

Approval of Proposal I requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

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Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal I.

Approval of Proposal II

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed Sub-Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the lessor of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed Sub-Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Other Voting Information

If (i) a quorum is not present at the Meeting, or (ii) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may propose adjournment of the Meeting for any reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

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Security Ownership of Management AND
Certain Beneficial Owners

As of the record date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund. No shareholders of record owned more than 5% of the outstanding Class A or Class C shares.

Name and Address	Status of Holding	Number of Shares Owned	Percentage Held
Class I Shares BROWN TRUST 7 TIMES SQ NEW YORK, NY 10036-6569	Record	79,854.13	6.16%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act imposes the filing requirements of Section 16 of the Exchange Act 1934 Act upon (i) the Fund’s directors and officers, (ii) the Fund’s investment adviser and certain of their affiliated persons and (iii) every person who is directly or indirectly the beneficial owner of more than 10% of any class of a Fund’s outstanding securities (other than short-term paper). Based solely on a review of the copies of Section 16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during each Fund’s most recently completed fiscal year all such filing requirements were complied with, except that, due to an administrative oversight, a late filing of an initial Form 3 was made on behalf of Clayton Hosterman (Form 3 was due in April 2014 and the filing was made during the current fiscal year).

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Trust is composed of the Trust’s Independent Trustees: Bobby Majumder, Clayton Hosterman and Romano Tio (Chairman). A copy of the audit committee charter is attached as Appendix B. Each of the members of the audit committee is independent as defined by Section 2(a)(19) of the 1940 Act.

In connection with the audit of the Trust’s 2015 audited financial statements, the audit committee: (1) reviewed and discussed the Fund’s audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and (4) discussed with the independent accountant its independence from the Fund and its management. Based on the foregoing reviews and discussions, the Audit Committee recommended to the board of directors that the Fund’s audited financial statements be included in the Fund’s Annual Report to Shareholders for filing with the Securities and Exchange Commission.

The Audit Committee of the Trust

Bobby Majumder

Romano Tio

Clayton Hosterman

Independent Registered Public Accounting Firm. The 1940 Act requires that the Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In accordance with the foregoing provisions, the firm of BBD, LLP (“BBD”) has been selected as independent registered public accounting firm of each Fund to perform the audit of the financial books and records of the Fund for the fiscal year ending December 31, 2015. A representative of BBD, if requested by any shareholder prior to the Meeting, will be present at the Meeting via telephone to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-Approval of Audit and Non-Audit Services. Each engagement of an independent registered public accounting firm to render audit or non-audit services to the Fund must be pre-approved by the Fund’s audit committee or the chairman of the audit committee, to whom the committee has delegated the authority to grant such pre-approvals between scheduled meetings of the committee. The Fund’s audit committee is also required to pre-approve its accountant’s engagements for non-audit services rendered to Bluerock and any entity controlling, controlled by or under common control with Bluerock that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. In deciding whether to grant pre-approval for such non-audit services, the audit committee or the chairman of

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the audit committee, as the case may be, considers whether the provision of such non-audit services is compatible with maintaining the independence of the Fund’s accountants.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Fund for each of the last two fiscal years for professional services rendered by BBD. For purposes of this table, to the extent the amount of a fee for a pre-approved service is known as of the date of this report, such fee amount has been allocated to the fiscal year to which the applicable service relates, even in cases where the Fund has not yet been billed for such service. All fees shown below were pre-approved by the Audit Committee.

	Fiscal year ended September 30, 2014	Fiscal year ended September 30, 2015
Audit Fees(1)	$20,000	$20,000
Audit-Related Fees(2)	-	-
Tax Fees(3)	3,000	3,000
All Other Fees(4)	-	-
-----------------	-----------------	-----------------
Aggregate Non-Audit Fees(5)	3,000	3,000

(1) Audit Fees are fees billed for professional services rendered by the Fund’s principal accountant for the audit of the Fund’s annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees are fees billed for assurance and related services by the Fund’s principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.”

(3) Tax Fees are fees billed for professional services rendered by the Fund’s principal accountant for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the annual federal and state income tax returns and excise tax returns for the Fund.

(4) All Other Fees are fees billed for products and services provided by each Fund’s principal accountant, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5) Aggregate Non-Audit Fees are fees billed by the Fund’s accountant for services rendered to the Fund, Bluerock and any entity controlling, controlled by or under common control with Bluerock that provides ongoing services to the Fund. During both years shown in the table, no portion of such fees related to services rendered by the Fund’s accountant to Bluerock or to any entity controlling, controlled by or under common control with Bluerock that provides ongoing services to the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long

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as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Total Income+ Real Estate Fund, 80 Arkay Drive, Suite, Hauppauge, NY 11788.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o 80 Arkay Drive, Hauppauge, NY 11788. Upon receipt, all such shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST Fund Solutions, LLC for assistance in the solicitation are approximately $22,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Bluerock. The Trust will request that banks, broker/dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares of record. Banks, broker/dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. Certain officers, employees and agents of the Trust and Bluerock may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-888-459-1059, or write the Trust at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on January 28, 2016

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Investment Sub-Advisory Agreement), and Proxy Card are available at Proxyonline.com/docs/totalincomere.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Konig, Esq., Secretary

Dated December 29, 2015

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

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APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT (the "Agreement") is entered into this ___ day of ________, 20__ by and between RREEF America L.L.C., a Delaware limited liability company (the "Investment Manager"), and Bluerock Fund Adviser, LLC, a Delaware limited liability company (the “Client”).

WHEREAS, the Investment Manager and Client are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Client has been retained to act as investment adviser pursuant to an Investment Advisory Agreement, dated __, 2012 (the “Advisory Agreement”), with Total Income+ Real Estate Fund, a Delaware statutory trust (the "Fund" or the "Trust") registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as a continuously offered, non-diversified, closed-end investment management company which operates as an interval fund; and

WHEREAS, the Advisory Agreement permits the Client, subject to the supervision and direction of the Trust’s Board of Trustees to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Client desires to retain the Investment Manager to assist the Client to provide investment, portfolio and asset management services with respect to real estate securities for a specified portion of the investment portfolio of the Fund, and the Investment Manager is willing to render such services, subject to the terms and conditions set forth in this Agreement.

WHEREAS, the Client and Investment Manager wish to establish between themselves their respective duties and responsibilities to each other.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto agree as follows:

SECTION 1.	APPOINTMENT OF INVESTMENT MANAGER

The Client hereby appoints the Investment Manager to provide investment management services with respect to that portion of the Fund’s portfolio designated by the Client (the “Client Account”) and the Investment Manager accepts the appointment pursuant to the terms of this Agreement and in accordance with such written directions or guidelines as may be delivered in writing from time to time to the Investment Manager by the Client (the "Investment Guidelines"). The initial Investment Guidelines are set forth in Exhibit A, which by this reference is incorporated into this Agreement as if fully set forth herein. The Investment Guidelines may be modified from time to time by the Client upon 10 days' prior written notice to the Investment Manager. The authority herein granted to the Investment Manager shall be exercised by it in accordance with the Investment Guidelines.

SECTION 2.	REPRESENTATIONS AND WARRANTIES BY THE INVESTMENT MANAGER AND CLIENT

(a)                  Representations and Warranties of Investment Manager. The Investment Manager represents, warrants, acknowledges and agrees that:

(i)                   it is duly organized pursuant to, and validly existing and in good standing under the laws of the jurisdiction of its formation and has full power and authority to perform its obligations under this Agreement;

(ii)                 it is duly registered and in good standing as an investment adviser with the SEC under the Advisers Act;

(iii)                this Agreement has been duly authorized, executed and delivered on behalf of the Investment Manager and, assuming due authorization, execution and delivery by the Client , constitutes a valid binding agreement of the Investment Manager enforceable in accordance with its terms;

(iv)                it shall promptly notify the Client in the event that any of the foregoing representations, warranties, acknowledgments or agreements shall no longer be true;

(v)                 it shall promptly notify the Client and the Fund of any change of portfolio managers providing advisory services to the Fund;

(vi)                it shall promptly notify the Client of any change in the Investment Manager’s financial condition that could have any material negative effect on the services provided by the Investment Manager to the Fund;

(vii)              the execution, delivery and performance by the Investment Manager of this Agreement are within the Investment Manager’s powers and have been duly authorized by all necessary action on the part of its board of directors and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Investment Manager for the execution, delivery and performance by the Investment Manager of this Agreement, and the execution, delivery and performance by the Investment Manager of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Investment Manager’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Investment Manager; and

(viii)             the Form ADV of the Investment Manager previously provided to the Client is a true and complete copy of the form as currently filed with the SEC. The Investment Manager will promptly provide the Client and the Trust with a complete copy of all subsequent amendments to its Form ADV.

(ix)                the Investment Manager has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Client and the Trust.

(b)                 Representations and Warranties of Client. The Client represents and warrants that:

(i)                   it is duly organized pursuant to, and validly existing and in good standing under the laws of the jurisdiction of its formation and has full power and authority to perform its obligations under this Agreement;

(ii)                 it is a registered “investment advisor,” as defined in the Advisers Act;

(iii)                the Fund is a registered investment company under the 1940 Act;

(iv)                it has duly appointed the Investment Manager as investment manager to manage (including the power to acquire and dispose of) the assets allocated by the Client to the Client Account from time to time

(v)                 it has provided to the Investment Manager all documentation regulating the Fund including, but not limited to, the governing documents, prospectus, statement of additional information and other instruments regulating the Fund, including financial and other information, that the Investment Manager may reasonably request in furtherance of its obligations or authority hereunder (collectively, the “Fund Account Documents”). Any such documentation, including, without limitation, the Fund’s financial or other information, provided to the Investment Manager will be materially accurate. In addition, the Client will furnish the Investment Manager with additional financial information upon the Investment Manager’s reasonable request as well as copies of any amendments to or modifications of any such statute, document, opinion or other instrument as shall be executed from time to time;

(vi)                it will promptly provide Investment Manager with any amendments or revisions to the Fund Account Documents (including the Fund’s prospectus, statement of additional information, and any other document regulating the Client Account and/or Fund);

(vii)              Without limitation, the transactions and agreements which the Investment Manager enters into on behalf of the Client Account with a counterparty pursuant to this Agreement will not violate the constituent documents of, any law, rule, regulation, order or judgment binding on the Client or the Fund, or any contractual restriction binding on or affecting the Client or the Fund or its properties and no governmental or other notice or consent that has not been obtained is required in connection with the execution, delivery or performance of this Agreement or of any agreements governing or relating to such obligations;

(viii)             the Fund is the owner of all Assets the Client places or will place in the Client Account and that except as disclosed in writing there are, and will be, no restrictions whatsoever as to the public distribution or trading of such Assets;

(ix)                The execution, delivery and performance by the Client of this Agreement are within the Client’s powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Client for the execution, delivery and performance by the Client of this Agreement, and the execution, delivery and performance by the Client of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Client’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Client;

(x)                 The Investment Manager may include the name of the Client on any representative client list;

(xi)                the Fund is a Qualified Institutional Buyer (“QIB”) as such term is defined in Rule 144(A)(1)(i) of the United States Securities Act of 1933, as amended from time to time and the rules and regulations promulgated thereunder, and shall promptly notify the Investment Manager in writing if the Fund ceases to be a QIB and further agrees to provide such evidence of its status as a QIB as the Investment Manager may reasonably request from time to time;

(xii)              is a qualified eligible person (“QEP”) as defined by Commodity Futures Trading Commission (“CFTC”) Rule 4.7 and Client further consents to being treated as a QEP in accordance with CFTC Rule 4.7;

(xiii)             as of the date hereof, it is not a “restricted person” for the purposes of FINRA Rule 5130 or a “covered person” for purposes of FINRA Rule 5131 (collectively, the “New Issues Rules”), or that Client is otherwise exempt from the prohibitions of the New Issues Rules;

(xiv)             the Fund is operated in compliance with the provisions of the Commodity Exchange Act, as amended (“CEA”) and the rules of the CFTC;

(xv)              if required by the CEA, the Fund has filed a Notice of Eligibility for exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5;

(xvi)             it will notify the Investment Manager within five (5) business days of either becoming a “restricted person” or a “covered person” for the purposes of the New Issues Rules or ceases to be exempt from the prohibitions of the New Issues Rules;

(xvii)           Investment Manager has been retained by Client to use its particular investment expertise with respect to the assets which are held in the Client Account and, to the extent there is any restriction (whether created by any documents relating to the Client Account, applicable law or otherwise) as to the percentage of any such Client Account assets which may be invested in any type of property, Client, and not Investment Manager, shall, except as otherwise provided pursuant to clause (v) of this paragraph (b), be responsible for ensuring that the investments (including the Assets in the Client Account) do not, individually or in the aggregate, violate such restrictions;

(xviii)          Client acknowledges the Investment Manager has not made any representation regarding the profitability of the Client Account or its ability to avoid losses, the Investment Manager’s trading activities are speculative and involve substantial risk of loss and the past performance of the Investment Manager and any sub-adviser, with regard to other managed accounts, is not indicative of future performance of the Client Account; and

(xix)             the Client shall notify the Investment Manager before or immediately upon the occurrence, or if it knows or has reason to know of the occurrence or likelihood of the occurrence, of any event which causes a change in the representations and warranties under this Agreement or which (A) makes investments, transactions or agreements made pursuant to this Agreement unlawful or unsuitable for the Fund Account; or (B) would operate to limit, suspend or terminate the authority of the Client.

(xx)

(c)                  Form ADV. Client acknowledges receipt and review of a copy of the Investment Manager's written disclosure statement on ADV Part 2A (“Brochure”) and Part 2B (“Brochure Supplements”) prior to or at the time of entering into this Agreement.

(d)                 Consent to Electronic Delivery of Materials and Communications. In an effort to provide the Client with timely information regarding the Investment Manager’s products and service offerings, the Investment Manager would like to send its Brochure and Brochure Supplements and other communications (collectively the “Materials”), and any amendments thereto, to the Client electronically, including by e-mail, via the RREEF website www.rreef.com, or other electronic means.

(i)                                           The Client hereby consents to the receipt of the Investment Manager’s Materials by e-mail at the address indicated in the Client’s information provided to the Investment Manager in connection with the execution of this Agreement. The Client acknowledges that such consent will be ongoing until such time as revoked by the Client in writing to the Investment Manager.

(ii)                                         The Client hereby consents to the receipt of the Investment Manager’s Materials via RREEF’s website at www.rreef.com.[1] The Client acknowledges that such consent will be ongoing until such time as revoked by the Client in writing to the Investment Manager.

(iii)                Please note, if the Client does not consent to receipt of the Materials by e-mail, the Client will receive paper copies by regular mail or courier. If the Client chooses to receive the Materials electronically, the Client may still request a paper copy of the Materials at any time at no charge.

(iv)                The Client (A) consents to the receipt of Materials via the electronic means described above; (B) represent that the e-mail address provided to the Investment Manager is an e-mail address that the Client will access, and is not an e-mail address of someone other than the Client; (C) agrees to notify the Investment Manager promptly of any change to the Client’s designated e-mail address for receiving Materials; and (D) agrees to hold the Investment Manager harmless to the extent the Client does not receive the Materials through the Client’s failure to notify the Investment Manager of any change to the Client’s designated e-mail address.

SECTION 3.	ASSETS OF THE CLIENT ACCOUNT

(a) Account. The Client Account shall be initially funded by the Client in an amount described in the Investment Guidelines and shall consist of such securities of all type and nature, cash and cash equivalents (“Assets”) the Client shall commit to the Client Account from time to time (including, without limitation, earnings and other proceeds from investments thereof).

(b) Additions and Withdrawals from Account. The Client may, from time to time, by written notice to and with the consent of the Investment Manager, allocate additional Assets to the Client Account. The Client also may, from time to time, direct a transfer of any or all Assets from the Client Account and will generally provide such direction by [five (5)] business days prior written notice to the Investment Manager; however,

_____________________

Investment Manager understands that at certain rare occasions such advance prior notice will not be possible due to the nature of the Fund and the Investment Manager will endeavor to follow the written direction provided by the Client on such shorter notice in those instances.

SECTION 4.	POWERS AND DUTIES OF THE INVESTMENT MANAGER

(a)                  Authority. The Investment Manager shall have the following authority and obligations in connection with the Client Account to:

(i)                   Client understands that in providing such services Investment Manager shall have, and is hereby granted, the discretionary authority, power and right, for the Client Account to (A) enter into all transactions and other undertakings that Investment Manager may in its discretion deem necessary or advisable to carry out the strategy of the Client Account; (B) to determine in its discretion the composition of the Assets of the Client Account, including determination of the purchase (or otherwise acquisition of), retention, or sale (or otherwise dispositions of) of the Assets and other investments contained in the Client Account, consistent with the Investment Guidelines for the Client Account; and (C) to issue orders and instructions with respect to long and short positions, on margin or otherwise, selected by Investment Manager and consistent with the Investment Guidelines for the Client Account. Investment Manager may, but is not required to, exercise options, conversion privileges, rights to subscribe to additional shares or other rights acquired with respect to the Assets and may, but is not required to, consent to or participate in dissolutions, bankruptcies, reorganizations, consolidations, mergers, sales, leases, mortgages, transfers or other changes affecting the Assets;

(ii)                 Except as noted in Section 4(a)(iii), the Investment Manager may not delegate all or part of the performance of duties required of it by this Agreement unless prior written approval is provided by the Client and the Trust’s Board of Trustees, and such delegation is determined by the Trust to be made in accordance the 1940 Act and other applicable law; provided, however, that even in the event that such delegation is approved, the Investment Manager shall always remain liable to the Client for its obligations;

(iii)                The Investment Manager may subcontract its middle and back office administrative functions not related to the discretionary investment, advisory and other rights, powers and functions hereunder to any third party without further written consent of the Client; and

(iv)                Nothing in this Agreement shall prevent Investment Manager or any director, officer, employee or affiliate thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity, or from engaging in any other lawful activity, and shall not in any way limit or restrict Investment Manager or any of its directors, officers, managers, controlling persons, employees or affiliates from buying, selling or trading any securities for their own accounts or for the accounts of other for whom they may be acting; provided, however, that Investment Manager will not undertake activities that, in its judgment, will materially adversely affect the performance of its obligation under this Agreement. The parties acknowledge that the advice of Investment Manager to other clients and the action of Investment Manager for those other clients are frequently premised not only on the merits of a particular investment but on the suitability of that investment for the particular investor in light of its applicable investment guidelines and other relevant circumstances, and, thus, any action of Investment Manager with respect to the Client Account, in connection with a particular investment may differ from either the recommendation, advice, and/or actions of Investment Manager to, or on behalf of, other clients. Investment Manager may give advice or take action with respect to the Client Account which may differ from advice given or timing or nature of action taken with respect to other clients, so long as Investment Manager, in accordance with its written policy to the extent practical, allocates any limited investment opportunities to all clients over a period of time on an equitable basis. Investment Manager, its affiliates and personnel may choose to manage and invest their personal portfolios differently than those of clients, and may have investments or make investment transactions in the same or similar securities held by clients.

(b)                 Custody. In connection with the Client Account:

(i) the Client has or shall open or utilize a custodian account with:

________________________________

________________________________

________________________________

(the “Custodian”). Client further represents that the Custodian is a qualified custodian as defined in Section 206(4)-2 of the Advisers Act and exclusive responsibility for the custody and safekeeping of the assets constituting the Account shall remain with the Custodian, except with respect to collateral which shall be covered by other agreements. Client agrees to be responsible for all custodial fees, if any. To the extent that the Custodian selected by the Client uses an affiliate of the Investment Manager as a local subcustodian, the Client hereby consents to any transaction effected as a service with such local subcustodian necessary to invest and hold assets in such local market, on the same terms and conditions as other similarly situated clients of such Custodian;

(ii) Client hereby appoints Investment Manager as Client’s agent and attorney-in-fact with full power, authority and discretion to buy, sell and trade in all Assets held from time to time in account in the Fund’s name. All transactions authorized by this Agreement shall be transacted through the Custodian and Investment Manager shall not be liable to Client for any action or omission of the Custodian. Client shall execute a limited trading authorization in a form acceptable to the Custodian, together with all other forms required for the proper establishment of the Client Account with the Custodian, which will empower Investment Manager to manage the Client Account as specified herein and to act on Fund’s behalf. The Investment Manager shall provide the Custodian with such documents and information, including certification of the Investment Manager’s duly authorized representatives, as the Custodian may reasonably request.

All directions given by the Investment Manager to the Custodian shall be in writing, and signed by an authorized representative of the Investment Manager; and

(iii) The Client Account shall at all times remain the property of the Fund, but the Client acknowledges that Investment Manager has full discretion and authority with respect to any and all investment decisions made on behalf of the Client Account, and Client shall not give the Custodian any instructions regarding the investment or reinvestment of the Client Account, provided, however, Investment Manager will comply with the Investment Guidelines. The Investment Manager shall at no time receive, retain nor physically control any Assets forming any part of the Client Account. Client shall instruct the Custodian to mail to Investment Manager duplicate confirmations of transactions and monthly asset statements of the Client Account.

(c)                  Proxy Voting. Unless otherwise specifically agreed to or as required by law, Investment Manager shall be authorized to vote or direct the voting of proxies solicited by or with respect to the issuers of securities held in the Client Account and shall keep such records as may from time to time be required. Proxies will be voted and elections made in accordance with the Investment Manager’s written policy in effect from time to time. The Client shall instruct the Custodian to forward promptly to the Investment Manager or to the Investment Manager’s third party proxy service provider (currently Institutional Shareholder Services) , as indicated by the Investment Manager from time to time, receipt of such communications, and shall instruct the Custodian to follow the Investment Manager’s instructions concerning the same. The Investment Manager shall not be responsible for voting proxies or for responding to any shareholder actions not timely received by the Investment Manager. The Investment Manager will make available to the Client and the Fund information concerning the voting of proxies and shareholder actions as requested by the Client, Trust or third parties authorized to receive such information by the Client or Trust.

(d)                 Legal Proceedings. The Investment Manager may, but is not required to, exercise options, conversion privileges, rights to subscribe to additional shares or other rights acquired with respect to the Client Account and may, but is not required to, consent to or participate in dissolutions, bankruptcies, reorganizations, consolidations, mergers, sales, leases, mortgages, transfers or other changes affecting the Client Account. The Investment Manager will not advise or act for the Client Account in any other legal proceedings, including class actions, involving the Client Account or issuers of securities held by the Client Account or any other matter, but shall continue to monitor, and provide advice with respect to the continued holding or selling of the Assets of the Client Account.

(e)                  Broker-Dealer Selection; Affiliated Broker-Dealers; Aggregation of Order; Cross-Trading:

(i) Subject to Client’s written instructions to the contrary, Investment Manager shall have complete discretion to designate brokers or dealers, including brokers or dealers that are affiliated with Investment Manager (collectively, “Brokers”), to engage in any transactions involving the Client Account Assets. In Investment Manager’s selection of such Brokers, it is understood and agreed that Investment Manager may take into consideration the Broker’s commission rates or principal spreads, research capabilities, executions, reliability, efficiency and other factors. Subject to compliance with Section 28(e) of the Securities Exchange Act of 1934, Investment Manager shall have no duty to obtain the lowest commission or best net price for the Client Account on any particular transaction. The Fund shall be responsible for all direct expenses incurred pursuant to this Agreement, including but not limited to brokerage and transactional fees and costs.

(ii) To the extent permitted by Section 10(f) of the 1940 Act and Rule 10f-3 thereunder, Investment Manager may purchase securities from an unaffiliated syndicate member in an underwriting in which an affiliated broker-dealer participates in the management activities of the syndicate.

(iii) Where Investment Manager believes that it is in the best interest of the Client Account and other clients or accounts, and where permitted by law, Investment Manager may aggregate orders, occurring at approximately the same time, for the Client Account with its own orders, those of any affiliated company, or any client orders, provided, that over time no more favorable terms will be given to any single account or other client. Such aggregation of orders may on some occasions operate to the disadvantage of the Client Account.

(iv) On occasion, the Investment Manager may find it beneficial to engage in “cross-trading”, which cross-trading may involve the Client Account. For purposes of this Agreement, “cross-trading” shall mean the purchase and sale of securities between the Client Account, on one hand, and one or more other unrelated, discretionary clients managed or advised by the Investment Manager or its affiliates, on the other hand. The Investment Manager will only engage in cross-trading if each of the following conditions is met: (A) such crossing of trades is beneficial for all client parties involved, (B) the Investment Manager achieves best execution for all client parties involved, (C) the proposed cross-trade is priced on the basis of Rule 17a-7(b) under the 1940 Act, (D) the proposed cross-trade is in compliance with the 1940 Act in the event that a registered investment company is involved in the transaction, (E) the Investment Manager and its affiliates will not receive any compensation, either directly or indirectly, for affecting any such cross-trade, other than the fees charged in accordance with this Agreement and any management or advisory fees paid with respect to the other advised account(s), and (F) the Investment Manager will not charge the Client Account any transaction charge or brokerage charge in connection with the transaction. Notwithstanding the foregoing, without the consent of the Client (and to the extent otherwise in compliance with Section 206(3) of the Advisers Act), neither the Investment Manager nor its affiliates will enter into any transaction involving the Client Account that is a Principal Transaction or an Agency Cross Transaction, in each case as defined under Section 206(3) of the Advisers Act. All details of any cross-trade will be fully disclosed to the Client promptly after the transaction has been completed. In addition, the Investment Manager will provide the Client with prompt notice of any cross-trade as well as a comparison of the price used in connection with the transaction and the closing price for the security for such day or the best independent bid and best independent offer report for such security on such day, as well as the trading volume in the security for such day and the size of the transaction. The Client may revoke this consent by written notice to the Investment Manager at any time.

(v) In connection with any swap (as defined in the CEA, and the rules and regulations promulgated by the CFTC thereunder) trading activity that the Investment Manager may conduct as agent for, and on behalf of, the Client in respect of the Client Account, Client agrees to (i) provide any form, certification or other information requested by and acceptable to Investment Manager that is necessary for Investment Manager to comply with applicable regulatory requirements, (ii) provide information required under the ISDA Dodd-Frank Protocols, and (iii) update or replace such form, certification or information as Investment Manager deems necessary. In addition, the Client agrees that the Investment Manager may enter into any other contracts, agreements and undertakings as may in Investment Manager’s opinion be reasonably necessary or advisable to amend existing swap documentation or enter into new swap documentation to facilitate compliance with applicable regulatory requirements. The Client acknowledges and agrees that any failure to provide such certification or other information may prevent the Investment Manager from entering into any such swap it may otherwise deem advisable and may adversely affect the Client Account.

SECTION 5.	COMPENSATION OF THE INVESTMENT MANAGER; EXPENSES OF THE INVESTMENT MANAGER

(a)                  Fees. The Client, not the Fund, shall pay to the Investment Manager fees in accordance with Exhibit B hereof. Such fees will be calculated and paid quarterly in arrears based on the Average Account Net Assets (as defined in Exhibit B) of the Client Account and will be billed directly to Client. Fees for partial periods shall be prorated for the portion of the period for which services were rendered.

(b)                 Expenses. The Client shall be responsible for all direct expenses of investment (including, without limitation, brokerage commissions, transfer fees, registration costs, taxes and other similar transaction costs and transaction-related fees and expenses, custody or subcustody fees) incurred pursuant to this Agreement; generally such expense will be reflected in the value of the Client Account.

SECTION 6.	COMPLIANCE WITH LAW; LIMITATION ON LIABILITY AND INDEMNIFICATION

(a)                  Compliance With Law. The Investment Manager shall comply with all laws and regulations issued from time to time and applicable to the discharge of its duties under this Agreement. It is understood and agreed that, except with respect to the Client Account, the Investment Manager undertakes no responsibility for or the diversification of other assets or investments of the Client.

(b)                 Limitation on Liability. The Investment Manager, except by reason of its own gross negligence, bad faith, or willful misconduct shall not be liable for any action taken, omitted or suffered to be taken by it in good faith and authorized or within the discretion or rights or powers conferred upon it by this Agreement. Applicable securities laws may impose liabilities under certain circumstances on persons who act in good faith, and, therefore, nothing herein shall constitute a waiver or limitation of any rights which Client may have under applicable securities laws. Investment Manager shall have no duty, responsibility or liability whatever with respect to any of the Client’s assets or property not contained in the Client Account.

(c)                  Indemnification of Client. The Investment Manager shall indemnify and hold harmless the Client from and against any and all actual costs and liabilities (including reasonable attorneys' fees and disbursements) that may be incurred as a result of any claim against any of them arising out of any decision or other action taken, omitted or suffered to be taken by the Investment Manager that was not in good faith, or was not authorized by or within the discretion or right or powers conferred upon it by this Agreement, or constituted gross negligence, willful misconduct, or a material breach of its fiduciary duty.

(d)                 Indemnification of Investment Manager. The Client agrees (i) not to hold the Investment Manager or any of its members, partners, officers, directors, employees or affiliates (collectively, the "Covered Parties"), liable for, and (ii) to indemnify and hold harmless the Covered Parties from and against any and all damages, costs and liabilities (including, e.g., reasonable attorneys' fees and disbursements) the Covered Parties may incur as a result of any claim against any of the Covered Parties arising out of an investment decision or other action taken or omitted by the Investment Manager in the good-faith exercise of its powers hereunder or otherwise related to this Agreement, excepting matters as to which the Covered Party shall have acted with gross negligence, bad faith, willful misconduct or in material violation of applicable law or its fiduciary duties.

SECTION 7.	ACTING FOR OTHER ACCOUNTS AND CONSULTATION WITH OTHER SUB-ADVISERS

(a)                  Except as noted in Section 7(b) below, it is understood by the Client that the Investment Manager and its affiliates serve as discretionary and non-discretionary advisers and sub-advisers for others and nothing in this Agreement shall be construed to restrict the right of the Investment Manager or such affiliates to perform investment management or other services for any other person or entity, nor shall this Agreement be deemed to restrict in any way the freedom of the Investment Manager or its affiliates to conduct any other business venture of any nature or to make investments for its accounts or the accounts of any other person or entity or give rise to any duty or obligation to the Client with respect thereto.

(b)                 Investment Manager may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for the Fund, except that such consultations are permitted between the current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

SECTION 8.	REPORTS AND INFORMATION

(a) Reports. Investment Manager will prepare and furnish Client with quarterly reports of the market value of the Client Account. From time to time as the Client, and any consultants designated by the Client, or the Trust may request, the Investment Manager will furnish the requesting party reports on portfolio transactions and reports on Client Assets held in the portfolio, all in such detail as the Client, its consultant(s) or the Trust may reasonably request and is reasonably practical for Investment Manager to provide.

(b) Information. The Investment Manager will provide the Client with information (including information that is required to be disclosed in the Fund’s Prospectus) with respect to the portfolio managers responsible for Client Assets, any changes of the portfolio managers responsible for Client Assets. The Investment Manager will promptly notify the Client and the Fund of any pending enforcement action, material litigation, material administrative proceeding or any other material regulatory inquiry to the extent permissible under applicable law and regulation as well as any actual or, to the extent possible and to the Investment Manager’s best knowledge, any anticipated material change to the ownership, control or management of the Investment Manager, including any change that may cause a change of “Control” of the Investment Adviser, as that term is defined in the 1940 Act. Upon reasonable request, the Investment Manager will make available its officers and employees to meet with the Trust’s Board of Trustees and the officers of the Trust to review the Client Assets or other information regarding the Investment Manager as requested by the Trust. The Investment Manager will make available information reasonably requested by the Trust in regards to its approval and renewal of this agreement discussed in Section 9 and other matters that arise.

SECTION 9.	EFFECTIVE DATE; AMENDMENT; TERMINATION; AND SURVIVAL

(a)                  Effective Date. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of the initial funding of the Client Account (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year, so long as such continuance thereafter is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)                 Termination and Assignment. This Agreement may be terminated as to the Fund at any time, without the payment of any penalty by: (i) the vote of a majority of the Trustees of the Trust or the vote of a majority of the outstanding voting securities of the Fund on not less than 30 days written notice to the Investment Manager, (ii) the Client on not less than 30 days written notice to the Investment Manager, or (iii) the Investment Manager on not less than 90 days written notice to the Client and the Trust. This Agreement may also be terminated as to the Fund at any time by any party hereto immediately upon written notice to the other parties in the event of a material breach of any provision to this Agreement by any of the parties. This Agreement may not be assigned and will terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No Action Letter provided or pursuant to the 1940 Act and approved by the Trust’s Board of Trustees.

(c)                  Duties Following Termination. Following the delivery of any notice of termination hereunder, the Investment Manager shall perform all of its obligations hereunder in good faith as directed by the Client and will cooperate fully with the Client in taking all necessary or appropriate steps in order to effectuate the orderly transfer of portfolio management functions to third parties designated by the Client. If the termination of this Agreement is effective during any period of time for which the Investment Manager has not been compensated, the fee due to the Investment Manager for such period shall be prorated to the date of termination.

(d)                 Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees, and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or No Action position granted by the SEC or its staff, by a vote of the majority of the Fund’s outstanding securities.

(e)                  Survival. The provisions of Sections 5 and 6 of the Agreement shall survive the termination of the Agreement.

SECTION 10.	MISCELLANEOUS

(a)                  Notices. Instructions with respect to Client Account transactions may be given orally. All other communications under this Agreement must be in writing and will be deemed duly given and received when delivered personally, when sent by facsimile or electronic e-mail transmission, three days after being sent by first class mail, postage prepaid, or one (1) day after being deposited for next-day delivery with Federal Express or another nationally recognized overnight delivery service, all charges or postage prepaid, properly addressed to the party to receive such notice at that party’s address indicated below, or at any other address that either party may designate by notice to the other:

(i)                   to the Investment Manager:

RREEF America L.L.C.

222 S. Riverside Plaza, Floor 26

Chicago, IL 60606

Attention:chuck.fiedler@db.com_____

Telephone:312-537-9227___________________

E-mail:chuck.fiedler@db.com___________________

(ii)                 to the Client:

___________________________

___________________________

___________________________

Attention:___________________

Telephone:___________________

E-mail:___________________

The address or addressee to receive notice for any person may be changed by such party from time to time by giving notice in the foregoing manner. Any notice required under this Agreement may be waived by the person entitled to notice.

(b)                 Confidentiality. Except as required by law or as otherwise permitted herein, (i) Investment Manager agrees to maintain in strict confidence all personal and financial information regarding the Client Account that is furnished to Investment Manager by Client (collectively, “Client Confidential Information”), and (ii) Client agrees to maintain in strict confidence all investment advice and information furnished with respect to the Client Account by Investment Manager. Notwithstanding the foregoing, the Client consents to the disclosure by the Investment Manager of the Client’s identity as a client of the Investment Manager, and the Client authorizes the disclosure by the Investment Manager of Client Confidential Information to (A) brokers and dealers and other intermediaries necessary in order to facilitate the Investment Manager’s (or any sub-adviser’s) trading activities on for the Client Account, (B) affiliates of the Investment Manager, or the Investment Manager’s or its affiliates’ legal, accounting or other professional advisors, in each case, for legal, compliance and business supervisory purposes, (C) affiliates of the Investment Manager and/or third parties, on a confidential basis, solely in order to perform certain middle- and back-office functions or other administrative, systems or support services in relation to the performance of the services hereunder with respect to the Client Account or (D) any governmental or regulatory agency, stock exchange on which its securities (or those of its affiliates) are listed or any other self-regulatory organization which otherwise has regulatory or supervisory authority over the Investment Manager or its affiliates. In addition, the Investment Manager may use Client’s performance in its composite performance.

(c)                  Intentionally deleted.

(d)                 Acknowledgement of Risk. Client recognizes that risks are inherent in securities investments and that Investment Manager cannot assure a net profit will be obtained through its management of the Client Account or that a loss may not be incurred. Investment Manager will be investing primarily in real estate securities, a small segment of the securities market, which sometimes experiences relatively low daily trading volumes. The Client Account may not be diversified across a wide selection of securities, and may, therefore, be subject to sharp price movements due to adverse publicity and/or market conditions. Investment Manager may choose to invest in a small number of securities in the real estate segment

(e)                  Negotiated Agreement. This Agreement has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement. Each party has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties and this Agreement.

(f)                  Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held contrary to express law or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remainder of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

(g)                 Entire Agreement; Amendment. This Agreement, including any Exhibits hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, may not be modified, waived, or terminated orally, and may only be amended by an agreement in writing signed by the parties hereto.

(h)                 Non-Waiver. The omission by any party at any time to enforce any default or right reserved to it, or to require performance of any of the terms, covenants, or provisions hereof by any other party at the time designated, shall not be a waiver of any such default or right to which the party is entitled, nor shall it in any way affect the right of the party to enforce such provisions thereafter.

(i)                   Applicable Law. This Agreement shall be governed by the laws of the State of New York without regard to the conflict of law principles of any jurisdiction, except to the extent controlled by federal securities laws. Any references to a section of applicable law, or to any regulations or pronouncements thereunder, shall be deemed to include a reference to any amendments thereof and any successor provisions thereto. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(j)                   Headings. The headings of sections are included for convenience of reference only and are not to be considered in construction of the provisions thereof.

(k)                 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

* * * * *

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Agreement as of the date first above written.

RREEF AMERICA L.L.C. By: Name: Title: By: Name: Title:	BLUEROCK FUND ADVISER, LLC By: Name: Title:

EXHIBIT A

Investment Guidelines

Investment Strategy:

Investment Manager seeks to achieve a total return, from a combination of current dividend income and capital appreciation, through investments in real estate securities and the potential to utilize derivatives. It is understood that the Investment Manager and Client will engage in discussions and may agree in writing to alter the investment strategy if there is a market event or a shift in focus of the Client Account objectives; however, subject to Section 2(b)(vxii), at all applicable times and in all cases, the Investment Manager will manage the Client Account subject to the stated investment objectives, policies and restrictions of the Fund as set forth in the Fund Account Documents currently in effect and as amended from time to time, and in accordance with all applicable law, including the 1940 Act.

The Client Account will be primarily invested in publicly-traded equity, preferred and debt securities in the real estate sector which includes those securities issued by real estate investment trusts (“REITs”) and similar tax transparent entities, real estate operating companies (“REOCs”) and other real estate related companies that, as their primary business own, develop, operate or finance real estate. Primarily securities will be listed in the U.S. and the Client Account may invest in non-U.S. securities on a tactical basis. Equity securities issued by REITs, REOCs and other real estate related companies include any stapled security or an issued security of an equity nature of a unit trust company that derives the majority of its earnings from real estate activities. REOCs and other real estate related companies in which the Account invests typically will either have at least 50% of their assets in real estate or related operations, or derive at least 50% of their revenues from such sources.

The Client Account may consist of securities investments of different types of REITS, such as equity or mortgage REITs. Equity REITs buy real estate and pay investors from the rents they receive and from any profits on the sale of their properties. Mortgage REITs lend money to real estate companies and pay investors from the interest they receive on those loans. Hybrid REITs engage in owning real estate and making real estate based loans. While the advisor expects that the Securities Account’s assets will be invested primarily in equity REITs, in changing market conditions, the Securities Account may invest more significantly in other types of REITs.

The Investment Manager may choose to sell a security for a variety of reasons, including but not limited to the following:

•	the security is not fulfilling its investment purpose;

•	the advisor determines that the security has reached its optimum valuation; or

•	a particular company’s condition or general economic conditions have changed.

The Client Account may also utilize derivatives, primarily call and put options, provided, that, unless the parties agree otherwise in writing, the Client shall be responsible for compliance with applicable rules under the Investment Company Act of 1940, as amended (the “Company Act”), including, without limitation, Section 18 of the Company Act, with respect to such investments in derivatives.. In principle, call options will be sold to create premium income from securities and indices or bought or repurchased to cancel or hedge call options previously sold. In principle, put options will be bought to create downside protection from securities and indices or sold or reissued to cancel or hedge put options previously bought.

Security Types:

The Client Account’s investments will consist of common stock, and will include other types of equities, such as preferred, convertible stock, corporate debt and may include derivatives (primarily options). Where applicable, the Client Account may also invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, and notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. These non-real estate related securities are subject to a limit of 25% in the aggregate.

The Client Account may invest in securities that are listed on one or more nationally recognized stock exchanges. Subject to the Client Account’s ability to participate in such investments, the Client Account may also invest in securities that are not yet listed on a public stock exchange, but which (i) the issuer has publicly announced its intention to list the securities on a public stock exchange within 180 days of the date of such announcement; or (ii) are issuances of a listed company and the securities are expected to list on a public stock exchange within 180 days of the date of issuance.

The Investment Manager will be investing primarily in real estate securities, a small segment of the securities market, which sometimes experiences relatively low daily trading volumes. The Client Account may not be diversified across a wide selection of securities, and may, therefore, be subject to sharp price movements due to adverse publicity and/or market conditions

The Client Account may invest in securities that the Investment Manager has determined are not sufficiently marketable to be considered liquid securities, including securities that are eligible for resale in reliance on an exemption from registration with the Securities and Exchange Commission. Subject to the limitations described below, the Client Account may also invest in exchange-traded funds, including those primarily designed to replicate or model the performance of securities market indices.

The Client Account may also invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”); certificates of deposit, demand and time deposits and bankers’ acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government Securities (or other interim investments in foreign government and other non-U.S. short-term investments.)

Investment Limitations:

•	At no time will the Client Account own the greater of (i) more than 15% of its total assets in the securities of one issuer, or (ii) more than one and one-half times the benchmark weight of any one issuer in benchmark;

•	At no time will the Client Account own more than 3% of the outstanding voting securities of any issuer;

•	No fewer than 15 positions are allowed in the portfolio;

Permissible Investments:

The following investments are permissible:

•	Convertible bonds and debentures;

•	Derivatives, namely Call and Put Options on individual securities and on indices;

•	Illiquid securities (public equity with less than daily liquidity or privately issued securities in private or public issuers – including Rule 144A securities);

•	Exchange Traded Funds ;

•	Securities (listed or intend to list within 180 days);

•	Corporate bonds and bond indices;

•	Preferred securities and indices;

•	Warrants, rights, and installment receipts;
•	Mortgage Backed Securities; and

•	Cash Holdings.

Excluded Investments:

The Client Account specifically may not acquire the following securities:

•	Private real estate;

•	Securities of closed end investment funds not found in the benchmark;

•	Securities of companies with market capitalization less than US $100 million;

•	Precious metals or precious-metal certificates;

•	Securities of issuers whose names appear on the Investment Manager’s restricted list; and

•	Interests or equity securities in any entity holding investments or engaging in activities prohibited by the Fund’s prospectus, SAI, and other governing documents.

•	Any shares of any affiliates of the Investment Manager.

The Client Account may also not

•	Engage in the business of securities trading, underwriting or the agency distribution of securities issued by other persons; or

•	Trade with affiliated brokers of the advisor and may only use advisor’s approved Broker List.

Geographic Region

The Client Account seeks to invest primarily in US real estate securities and has ability to invest in non-US securities on a tactical basis.

Target Index

MSCI US REIT Index

EXHIBIT B

Investment Manager Fees

Client will pay Investment Manager, or cause to be paid to Investment Manager, a fee determined by multiplying the Average Account Net Assets by the Applicable Percentage as defined below, and shall be invoice quarterly. Fees for partial periods shall be prorated for the portion of the period for which services were rendered:

(a)	0.60% annual rate for Average Account Net Assets up through $50,000,000;
(b)	0.55% annual rate for Average Account Net Assets in excess of $50,000,000 and through $100,000,000;
(c)	0.50% annual rate for Average Account Net Assets in excess of $100,000,000.

For purposes of this calculation: “Average Account Net Assets” for any quarter shall mean the average of the assets in the Client Account as reported by the Custodian for the last business day of each month ended in the calendar quarter and the last business day of the month ended immediately prior to the calendar quarter.

RIDER 1 TO INVESTMENT SUB-ADVISORY AGREEMENT

Marketing Materials, Trademarks and other Intellectual Property. Client may use certain identifying information including, but not limited to, trade names, trademarks, service marks, photographs, biographical information and general firm background information (the “Proprietary Materials”) of the Investment Manager, in Sales Materials, as defined below, only for the purpose of identifying the Investment Manager’s relationship and activities with respect to the Funds. “Sales Materials” include, but are not limited to, advertisements (such as material published, or designed, for use in a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic media, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints, or excerpts of any other advertisement, sale literature, or published article), and educational or training materials. Investment Manager hereby warrants that it has the necessary rights to and does hereby grant to Client, a revocable, non-transferable, non-exclusive, limited license to use in the United States the Proprietary Materials during the term of this Agreement in the manner set forth herein. Investment Manager hereby represents that it has the necessary authorization and has secured any appropriate releases from each individual portfolio manager within its firm who acts as a portfolio manager to Client’s Fund to grant Client permission to use such manager’s photograph and biographical information as provided herein. Investment Manager hereby warrants that to the best of its knowledge the Proprietary Materials and Client’s use thereof pursuant to this Rider 1 do not infringe the intellectual property rights of any third party and Investment Manager hereby indemnifies Client against any costs, expenses, losses or damages suffered by or payable by Client arising out of the breach of this warranty. Investment Manager’s grant under this Agreement shall extend to Sales Materials distributed by financial intermediaries who have been approved by Client to distribute Client’s Fund. Client shall ensure such financial intermediaries’ compliance with the terms of this Rider and shall indemnify Investment Manager for such financial intermediaries’ breach hereof. Client shall not, by virtue of this Agreement, acquire any right, title or interest in or to any of the Proprietary Materials or any associated goodwill of the Investment Manager or its affiliates. The Proprietary Materials and any associated goodwill shall remain at all times solely with Investment Manager and Investment Manager’s parent, Deutsche Bank AG (“DBAG”). Client’s use of the Proprietary Materials hereunder shall inure to the sole benefit of Investment Manager and DBAG. Nothing in this Agreement conveys to Client any right, title or interest in and to the Proprietary Materials other than the license to use the Proprietary Materials in accordance with the provisions of this Agreement. Client shall never, either directly or indirectly contest the ownership or validity of any rights of Investment Manager and DBAG in the Proprietary Materials or any registrations thereof. Client shall not take any unauthorized action that could infringe, interfere with or diminish the rights, title or interest in the Proprietary Materials or any associated goodwill of the Investment Manager or its affiliates (including but not limited to the use of confusingly similar names or marks in connection with the advertisement, marketing or sale of a good or service). Client shall at all times comply with Investment Manager’s current e-branding guidelines (including any changes set forth therein) in connection with the use of the Proprietary Materials pursuant to this Agreement which includes using appropriate symbols and footnotes to protect the status of such Proprietary Materials as specified by Investment Manager to Client as well as any reasonable policies adopted from time to time and provided to Client. Client acknowledges that its rights to use the Proprietary Materials shall cease upon termination or expiration of this Agreement and shall automatically revert to Investment Manager and DBAG, as applicable. Client shall submit to the Investment Manager, for Investment Manager’s review and approval, and Client shall not use until receiving Investment Manager’s approval thereof in writing, all materials that in any way use or refer to the Investment Manager, its affiliates or the Proprietary Material. Investment Manager’s approval shall be required with respect to the use of and description of the Investment Manager, its affiliates or the Proprietary Materials. Investment Manager shall notify Client of its approval or disapproval of any such materials within five (5) business days following receipt thereof from Client. Notwithstanding the foregoing, the Investment Manager shall have the right at any time to modify the use or description of the Proprietary Materials upon prior written notice to Client. Client shall not, except with the Investment Manager’s prior written consent, use nor permit the use of any Proprietary Materials in conjunction with Client’s own trademark(s), the marks of any of its affiliates or the marks of any third party resulting in a composite mark and, if Client obtains Investment Manager’s consent therefor, then such resulting composite mark shall be part of the intellectual property of the Investment Manager and included in the Proprietary Materials, and the Investment Manager shall be permitted to register such usage in all jurisdictions, if any, as Investment Manager deems to be reasonably necessary or prudent, without opposition from Client. Client agrees to cooperate with Investment Manager in the maintenance of such rights and registrations and shall do such acts and execute such instruments as are reasonably necessary or appropriate for such purpose. Nothing contained in this Agreement shall restrict the Investment Manager from licensing any Proprietary Materials to any other person or entity at any time. In the event that Client learns of any infringement or imitation of any of the Proprietary Materials, or of any use by any person or entity of a mark similar to any of the marks included in the Proprietary Materials, it shall promptly notify the Investment Manager thereof. The Investment Manager may take such action, if any, as it deems advisable for the protection of rights in and to the Proprietary Materials and, if requested to do so by the Investment Manager, Client shall cooperate with Investment Manager in all respects, at Investment Manager’s expense, including, without limitation, by being a plaintiff or co-plaintiff and, upon Investment Manager’s reasonable request, by causing its officers to execute appropriate pleadings and other necessary documents. Moreover, Client shall not initiate any action asserting rights with respect to any of the Proprietary Materials without the express written consent of the Investment Manager. If at any time the Investment Manager notifies Client that it is not using the Proprietary Materials in accordance with the terms of this Agreement, then Client shall forthwith correct the defects therein, or shall forthwith cease use of any non-conforming Proprietary Materials.

APPENDIX B

Total Income + REAL ESTATE Fund

Audit Committee Charter

Audit Committee Membership

The Audit Committee (“Audit Committee”) of the Total Income + Real Estate Fund (the “Trust”) shall be composed entirely of trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended). Each trustee of the Audit Committee shall have no relationship with the Trust, its series (the “Funds”), its Investment Advisers (the “Advisers”) or Gemini Fund Services, LLC. Membership of the Audit Committee shall be determined by the full Board of Trustees (the “Board”) from time to time at its sole discretion.

Meetings

The Audit Committee shall meet at least once a year and is empowered to hold special meetings as circumstances require.

Purposes

The Audit Committee’s purposes are to:

(a)	Assist the Board in its oversight of the Trust’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers.
(b)	Assist the Board in its oversight of the quality and objectivity of the Trust’s financial statements and the independent audit thereof.
(c)	Select, oversee, and set compensation of the Trust’s independent auditor (the “Auditor”) and to act as a liaison between the Auditor and the full Board.

The Audit Committee’s function is oversight; it is Trust management’s responsibility to maintain appropriate systems for accounting and internal control, and the Auditor’s responsibility to plan and carry out the audit in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board and the Audit Committee, as shareholder representatives.

Duties and Powers

To carry out its purposes, the Audit Committee shall have the following duties and powers and shall apply the following principles:

Selection of Auditor.

                   (i)            The Audit Committee shall pre-approve the Auditor’s selection and shall recommend the selection, retention, or termination of Auditor to the Board and, in connection therewith, to evaluate the Auditor’s independence, including whether the Auditor provides any consulting, auditing or non-audit services to the Advisers or its affiliates. The Audit Committee shall review the Auditor’s specific representations as to its independence;

                 (ii)            The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services in accordance with the pre-approval requirements set forth in (d) below. The Trust shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trust.

Meetings with the Auditors.

The Audit Committee shall meet with the Auditor, including private meetings, as necessary to:

          (i)         review the arrangements for and scope of the annual audit and any special audits;

        (ii)         provide the Auditor the opportunity to report to the Audit Committee, on a timely basis all critical accounting policies and practices to be used;

       (iii)         discuss any matters of concern relating to the Trust’s financial statements, including:

       (iv)         any adjustments to such statements recommended by the Auditors, or other results of said audit(s); and

        (v)         all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

       (vi)         provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences;

       (vii)         provide the Auditor the opportunity to report all non-audit services provided to any entity in the “investment company complex”[2] that were not pre-approved by the Audit Committee;

       (viii)         consider the Auditor’s comments with respect to the Trust’s financial policies, procedures, and internal accounting controls and responses thereto by the Trust’s officers in accordance with SAS 61, as amended;

       (ix)         review the form of written opinion the Auditor proposes to render to the Board and shareholders; and

        (x)         provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

Change in Accounting Principles.

The Audit Committee shall consider the effect upon the Trust of any changes in accounting principles or practices proposed by the Auditor or the Trust’s officers.

Pre-Approval Requirements.

                   (i)            Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit or non-audit services, either:

(A)	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The decisions of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at each of its scheduled meetings; or

(B)	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Advisers. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter;

                 (ii)            De Minimus Exceptions to Pre-approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than five percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the Audit Committee’s attention and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the audit’s completion;

                (iii)            Pre-Approval of Non-Audit Services Provided to the Advisers and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (a) the Advisers and (b) any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to the Trust, if the Auditor’s engagement with the Advisers or any such control persons relates directly to the Trust’s operations and financial reporting.

(A)	Application of De Minimus Exception. The De Minimus exception set forth above under Section 5(d)(ii) applies to pre-approvals under this Section (iii) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Advisers or any control person).

                (iv)            The pre-approval requirements set forth above are optional to the extent that any engagement is entered into with the Auditor prior to May 6, 2003 (the effective date of the Securities and Exchange Commission (“SEC”) regulations establishing such requirements).[3] Engagements entered into prior to May 6, 2003, are subject to any limitations set forth in the transition and grandfathering provisions in the SEC rules.

Prohibited Activities of the Auditor.

1 “Investment Company Complex” means the Fund, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an Investment Adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Fund or Adviser.

2 The final rules adopted by the Securities and Exchange Commission relating to pre-approval requirements are set forth in Strengthening the Commission’s Requirements Regarding Auditor Independence, Release No. IC 25915 (Jan. 28, 2003).

An auditor who is performing the audit for the Trust may not perform contemporaneously (during the audit and professional engagement period) the following non-audit services for the Trust:

(i) bookkeeping or other services related to the Trust’s accounting records or financial statements;

(ii)  financial information systems design and implementation;

(iii)  appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(iv)  actuarial services;

(v)  internal audit outsourcing services;

(vi)  management functions or human resources;

(vii)  broker or dealer, Investment Advisers, or investment banking services;

(viii)  legal services and expert services unrelated to the audit; and

(ix)  any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

Improprieties.

Investigate improprieties or suspected improprieties in Trust operations.

Board Reports.

Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters, as the Audit Committee may deem necessary or appropriate.

Meetings with Treasurer/Advisory Personnel.

The Audit Committee, in its discretion, may meet with the Trust’s Treasurer and with the Adviser’s personnel.

Authority to Retain Counsel.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Trust’s expense.

Annual Charter Review.

The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-388-7535 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Total Income+ Real Estate Fund

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Richard Malinowski and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Total Income+ Real Estate Fund (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on January 28, 2016 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-388-7535**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 28, 2016. The proxy statement for this meeting is available at:

proxyonline.com/docs/totalincomere.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE]
[CUSIP HERE]

Total Income+ Real Estate Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
2. To approve a new Investment Sub- Advisory Agreement between Bluerock Fund Advisors, LLC and RREEF America LLC, with respect to the Total Income+ Real Estate Fund.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE]

[CUSIP HERE]